www.ziffdavis.com©2022 Ziff Davis. All rights reserved. FIRST QUARTER 2022 RESULTS MAY 10, 2022

2 Certain statements in this presentation are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, particularly those regarding our 2022 Financial Guidance. Such forward-looking statements are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in those statements. Readers should carefully review the Risk Factors slide of this presentation. These forward-looking statements are based on management’s expectations or beliefs as of May 10, 2022 as well as those set forth in our Annual Report on Form 10-K filed by us on March 15, 2022 with the Securities and Exchange Commission (“SEC”) and the other reports we file from time to time with the SEC. We undertake no obligation to revise or publicly release any updates to such statements based on future information or actual results. Such forward-looking statements address the following subjects, among others: • Future operating results • Ability to acquire businesses on acceptable terms and integrate and recognize synergies from acquired businesses • Deployment of cash and investment balances to grow the company • Subscriber growth, retention, usage levels and average revenue per account • Digital media and cloud services growth • International growth • New products, services, features and technologies • Corporate spending including stock repurchases • Intellectual property and related licensing revenues • Liquidity and ability to repay or refinance indebtedness • Systems capacity, coverage, reliability and security • Regulatory developments and taxes All information in this presentation speaks as of May 10, 2022 and any redistribution or rebroadcast of this presentation after that date is not intended and will not be construed as updating or confirming such information. Third Party Information All third-party trademarks, including names, logos and brands, referenced by the Company in this presentation are property of their respective owners. All references to third-party trademarks are for identification purposes only and shall be considered nominative fair use under trademark law. Industry, Market and Other Data Certain information contained in this presentation concerning our industry and the markets in which we operate, including our general expectations and market position, market opportunity and market size, is based on reports from various sources. Because this information involves a number of assumptions and limitations, you are cautioned not to give undue weight to such information. We have not independently verified market data and industry forecasts provided by any of these or any other third-party sources referred to in this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the industry in which we operate are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. These and other factors could cause results to differ materially from those expressed in the estimates made by third parties and by us. Non-GAAP Financial information Included in this presentation are certain financial measures that are not calculated in accordance with U.S. generally accepted accounting principles ("GAAP") designed to supplement, and not substitute, Ziff Davis’s financial information presented in accordance with GAAP. The non-GAAP measures as defined by Ziff Davis may not be comparable to similar non-GAAP measures presented by other companies. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that Ziff Davis’s future results or leverage will be unaffected by other unusual or non-recurring items. Please see the appendix to this presentation for how we define these non-GAAP measures, a discussion of why we believe they are useful to investors and certain limitations thereof, and reconciliations thereof to the most directly comparable GAAP measures. Pro Forma Financial Information, Continuing Operations Unless otherwise specified, all financial data and operating metrics presented herein for Ziff Davis are presented on a pro forma (“PF”) basis adjusted non-GAAP for Ziff Davis continuing operations, giving effect to the divestitures in the United Kingdom, as well as the sale of the Company’s B2B Backup businesses and the separation of Consensus Cloud Solutions, Inc. (“Consensus”) as described in the Form 10 filed by Consensus with the Securities and Exchange Commission, as if they had occurred on January 1, 2020. Safe Harbor for Forward-looking Statements

3 Some factors that could cause actual results to be materially adversely affected include, but are not limited to, our ability and intention to: • Manage certain risks inherent to our business, such as costs associated with fraudulent activity, system failure or security breach; effectively maintaining and managing our billing systems; time and resources required to manage our legal proceedings; liability for legal and other claims; or adhering to our internal controls and procedures; • Compete with other similar providers with regard to price, service, functionality; • Achieve business and financial objectives in light of burdensome domestic and international telecommunications, internet or other regulations, including regulations related to data privacy, access, security, retention, and sharing; • Successfully manage our growth, including but not limited to our operational and personnel-related resources, and integration of newly acquired businesses; • Successfully adapt to technological changes and diversify services and related revenues at acceptable levels of financial return; • Successfully develop and protect our intellectual property, both domestically and internationally, including our brands, patents, trademarks and domain names, and avoid infringing upon the proprietary rights of others; • Recruit and retain key personnel; • Realize the expected benefits of the cloud fax spin-off transaction or the sale of the B2B Backup business; and • Other factors set forth in our Annual Report on Form 10-K filed by us on March 15, 2022 with the SEC and the other reports we file from time to time with the SEC. • Sustain growth or profitability, particularly in light of an uncertain U.S. or worldwide economy, including inflation, supply chain and other factors and their related impact on customer acquisition and retention rates, customer usage levels, and credit and debit card payment declines; • Maintain and increase our customer base and average revenue per user; • Generate sufficient cash flow to make interest and debt payments, reinvest in our business, and pursue desired activities and businesses plans while satisfying restrictive covenants relating to debt obligations; • Acquire businesses on acceptable terms and successfully integrate and realize anticipated synergies from such acquisitions; • Continue to expand our businesses and operations internationally in the wake of numerous risks, including adverse currency fluctuations, difficulty in staffing and managing international operations, higher operating costs as a percentage of revenues, or the implementation of adverse regulations; • Maintain our financial position, operating results and cash flows in the event that we incur new or unanticipated costs or tax liabilities, including those relating to federal and state income tax and indirect taxes, such as sales, value-added and telecommunication taxes; • Accurately estimate the assumptions underlying our effective worldwide tax rate; • Maintain favorable relationships with critical third-party vendors whose financial condition will not negatively impact the services they provide; • Create compelling digital media content causing increased traffic and advertising levels; additional advertisers or an increase in advertising spend; and effectively target digital media advertisements to desired audiences; Risk Factors

4 Q1 2022 Consolidated Financial Snapshot (1)(2) 1.Figures are adjusted non-GAAP; see slide 17 for a reconciliation of the pro-forma adjustments for excluded assets consisting of certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 2. See slides 12, 14-16 for a GAAP to non-GAAP reconciliation of adjusted EBITDA and adjusted earnings per diluted share for the Company and by Business, and Slide 17 for a reconciliation of non-GAAP to pro-forma Note: Pro Forma Results from Continuing Operations excludes divested Voice UK and B2B Backup assets

Advertising Performance



Quarterly Revenues (1)
(in millions)
$177
(4%)
$170
Q1 2021
Q1 2022



TTM Revenues (1)
(in millions)
$687
21%
$831
TTM Q1 2021
TTM Q1 2022

Quarterly Advertising Metrics (2)	2021 Q1	2021 Q2	2021 Q3	2021 Q4	2022 Q1
Net Revenue Retention (3)	103.7%	111.2%	114.1%	111.9%	106.6%
Advertisers (4)	1,705	1,913	1,908	2,198	1,950
Quarterly Revenue per Advertiser (5)	$103,981	$103,704	$104,189	$119,932	$87,214

1. Figures exclude any intercompany eliminations; TTM metrics relate to last 12 months ended March 31, 2021 and March 31, 2022, respectively
2. The Company refined the definition of advertiser resulting in a change to the previously reported 2021 advertising metrics
3. Net Advertising Revenue Retention = (Revenue Recognized by Prior Year Advertisers in Current Year Period (excluding revenue from acquisitions during the stub period)) / (Revenue Recognized by Prior Year Advertisers in Prior Year Period (excluding revenue from acquisitions during the stub period)). Excludes advertisers that generated less than $10,000 of revenue on a TTM basis; combined retention is the weighted average net advertising revenue retention of the two digital media divisions. As a result of the aggregation of certain reporting systems related to the integration of several acquisitions, retention data for Q1 2021 and Q2 2021 reflects certain estimates
4. Excludes advertisers that spent less than $2,500 in the quarter in either the Tech, Shopping, Entertainment or Health & Wellness divisions
5. Total gross quarterly advertising revenues divided by advertisers as defined in footnote (4)

Ziff Davis 5

Subscription Performance

Quarterly Revenues (1)
(in millions)



15%
$118
$136
Q1 2021
Q1 2022

TTM Revenues (1)
(in millions)



17%
$454
$530
TTM Q1 2021
TTM Q1 2022

Quarterly Subscription Metrics (2)

		2021				2022
		Q1	Q2	Q3	Q4	Q1
Subscribers (3)	(in '000s)	2,332	2,340	2,290	2,206	2,131
Average Monthly Revenue per Subscriber (4)		$16.85	$17.72	$19.69	$20.30	$21.28
Churn Rate (5)		2.75%	2.51%	2.99%	2.97%	3.22%

1. Figures are pro-forma adjusted non-GAAP; TTM metrics relate to the last 12 months ended March 31, 2021 and March 31, 2022, respectively
2. The Company refined the definition of subscriber resulting in a change to the previously reported 2021 subscription metrics
3. Quarterly average of the end of month subscriber counts; inclusive of the Digital Media and Cybersecurity & Martech Businesses. A subscriber is defined a direct customer, including customers who have paused but not cancelled their subscription. If there is a reseller or a partner without visibility into the number of underlying subscribers, they are counted as one subscriber
4. Total gross quarterly subscription revenues divided by customers as defined in footnote (3)
5. "Churn Rate" = A / B. A = (average revenue per subscription in the prior month) x (number of cancels in current month), calculated at each business and aggregated. B = subscription revenue in the current month, calculated at each business and aggregated. Churn rate is presented on a quarterly basis. For Ookla, this is calculated by taking the sum of the monthly revenue from the specific cancelled agreements

Ziff Davis
6

7 Organic Growth (1)(2) 1. TTM relates to the revenues of the last 12 months ended March 31, 2022 2. Revenue from an acquired business becomes organic revenue in the first month in which we can compare a full month in the current year against a full month under our ownership in a prior year (i.e., the 12 months measurement period for acquired revenue starts with the first full month under our ownership). Year over Year Growth Rates Q1 Q2 Q3 Q4 Q1 Organic Revenue 9% 20% 12% 2% (3%) 7% Total Revenue 29% 42% 35% 10% 5% 21% TTM2021 2022

8 Ziff Davis Capital Structure 1. Reflects Ziff Davis’ retained stake in Consensus Cloud Solutions, Inc. ($ millions) March 31, 2022 Cash and Cash Equivalents $629 Short-term Investments (1) 238 Long-term Investments 122 Total Cash and Investments $989 4.625% High-Yield Notes $587 1.75% Convertible Notes 550 Total Gross Debt $1,137 Multiple of Q1 2022 TTM Adj. EBITDA Gross Debt $1,137 2.3x Gross Debt less Cash $508 1.0x Gross Debt less Cash and Investments $148 0.3x

2022 FINANCIAL GUIDANCE

10 2022 Guidance (Forward-Looking Statements) Ziff Davis reaffirms its annual guidance of Revenues, Adjusted non-GAAP EBITDA and Adjusted non-GAAP EPS (1) 1. Figures are adjusted non-GAAP 2. Adjusted non-GAAP EPS (earnings per diluted share) excludes share-based compensation of between $24 million and $28 million, amortization of acquired intangibles and the impact of any currently unanticipated items, in each case net of tax. It is anticipated that the non-GAAP effective tax rate for 2022 (exclusive of the release of reserves for uncertain tax positions) will be between 23.5% and 25% Ziff Davis FY 2022 Guidance Range $ in MM, except for per share amounts Low Midpoint High Midpoint YoY % Increase vs 2021A Revenue $1,497 $1,516 $1,535 10% Adjusted non-GAAP EBITDA $538 $547 $555 13% Adjusted non-GAAP EPS (2) $6.52 $6.66 $6.79 9%

SUPPLEMENTAL INFORMATION

12 Q1 2022 Reconciliation of GAAP to Adjusted non-GAAP Earnings & EPS Non-GAAP net income is GAAP net income with the following modifications: (1) elimination of share-based compensation; (2) elimination of certain acquisition related integration costs; (3) elimination of interest costs in excess of the coupon rate associated with the convertible notes and overlapping interest of senior notes prior to extinguishment; (4) elimination of amortization of patents and intangible assets that we acquired; (5) elimination of change in value on investment; (6) elimination of gain on sale of assets; (7) elimination of lease asset impairments and other charges; (8) elimination of disposal related costs; and (9) elimination of convertible debt dilution Figures in Thousands 2021 2022 Cost of revenues 43,852$ 46,100$ Plus: Share based compensation (1) (82) (85) Acquisition related integration costs (2) (40) (52) Amortization (4) (593) (278) Adjusted non-GAAP cost of revenues 43,137$ 45,685$ Sales and marketing 107,951$ 117,762$ Plus: Share based compensation (1) (266) (569) Acquisition related integration costs (2) (837) (166) Lease asset impairments and other charges (7) - (524) Adjusted non-GAAP sales and marketing 106,848$ 116,503$ Research, development and engineering 19,675$ 18,427$ Plus: Share based compensation (1) (418) (629) Acquisition related integration costs (2) (324) (218) Adjusted non-GAAP research, development and engineering 18,933$ 17,580$ General and administrative 113,298$ 102,217$ Plus: Share based compensation (1) (4,963) (5,434) Acquisition related integration costs (2) (2,349) (1,100) Amortization (4) (47,209) (41,225) Lease asset impairments and other charges (7) (1,874) (1,141) Disposal related costs (8) - (1,239) Adjusted non-GAAP general and administrative 56,903$ 52,078$ Interest expense, net (21,477)$ (11,510)$ Plus: Interest costs (3) (6,417) (1,337) Adjusted non-GAAP interest expense, net (27,894)$ (12,847)$ Gain on sale of businesses 1,979$ -$ Plus: Sale of assets (6) (1,979)$ - Adjusted non-GAAP gain on sale of businesses -$ -$ Unrealized gain on short-term investments, net -$ 8,951$ Plus: Investments (5) - (8,951) Adjusted non-GAAP unrealized gain on short-term investments, net -$ -$ Other income, net 243$ 2,399$ Plus: Sale of assets (7) - - Adjusted non-GAAP other income, net 243$ 2,399$ Income tax (expense) benefit 6,884$ (5,080)$ Plus: Share based compensation (1) 2,440 1,839 Acquisition related integration costs (2) 1,439 334 Interest costs (3) 1,572 334 Amortization (4) 15,346 9,104 Investments (5) 1,174 - Sale of assets (6) 43 - Lease asset impairments and other charges (7) 457 407 Disposal related costs (8) - 422 Adjusted non-GAAP income tax benefit 29,355$ 7,360$ (Loss) Income from equity method investment, net 24,270$ (785)$ Plus: Investments (5) (24,270) 785 Adjusted non-GAAP income (loss) from equity method investment, net -$ -$ Total adjustments (16,652)$ (33,391)$ GAAP earnings per diluted share $0.83 $0.51 Adjustments * $0.41 $0.72 Adjusted non-GAAP earnings per diluted share $1.24 $1.23 Three Months Ended March 31,

13 GAAP Reconciliation – Free Cash Flow (1)(2) 1. Free Cash Flow is defined as net cash provided by operating activities, less purchases of property, plant and equipment, plus contingent consideration. Free Cash Flow amounts are not meant as a substitute for GAAP, and are solely for informational purposes. 2. Figures are adjusted non-GAAP; and Q1 2021 figures include the contribution from Consensus and the divested B2B Backup and Voice UK assets

14 GAAP Reconciliation – Adjusted EBITDA (1)(2) 1. Adjusted EBITDA is defined as net income plus interest and other expense, net; income tax expense; depreciation and amortization and the items used to reconcile GAAP to Adjusted Non-GAAP EPS. Adjusted EBITDA amounts are not meant as a substitute for GAAP, and are solely for informational purposes 2. Figures are adjusted non-GAAP; and Q1 2021 figures include the contribution from the divested B2B Backup and Voice UK assets Figures in Thousands Ziff Davis 2021 2022 Net income from continuing operations 38,780$ 24,537$ Plus: Interest expense, net 21,477 11,510 Loss (gain) on sale of business (1,979) - Unrealized gain on short-term investment - (8,951) Other income, net (243) (2,399) Income tax expense (benefit) (6,884) 5,080 Loss (income) from equity method investment, net (24,270) 785 Depreciation and amortization 62,670 59,071 Reconciliation of GAAP to Adjusted non-GAAP financial measures: Share-based compensation 5,730 6,717 Acquisition-related integration costs 3,550 1,534 Lease asset impairments and other charges 1,874 1,665 Disposal related costs - 1,239 Adjusted EBITDA (2) 100,705$ 100,788$ Three Months Ended March 31st,

15 NOTE 1: Table above excludes certain intercompany allocations 1. Figures are adjusted non-GAAP Q1 2022 Reconciliation of GAAP to Adjusted EBITDA (1) Figures in Thousands Revenues GAAP revenues 234,695$ 80,373$ -$ 315,068$ Gross profit GAAP gross profit 209,695$ 59,273$ -$ 268,968$ Non-GAAP adjustments: Share-based compensation 5 79 - 84 Acquisition related integration costs (3) 54 - 51 Amortization - 278 - 278 Adjusted non-GAAP gross profit 209,697$ 59,684$ -$ 269,381$ Operating profit GAAP operating profit 31,888$ 12,264$ (13,590)$ 30,562$ Non-GAAP adjustments: Share-based compensation 2,431 1,241 3,045 6,717 Acquisition related integration costs 1,165 347 22 1,534 Amortization 31,840 9,569 93 41,502 Lease asset impairments and other charges 1,436 229 - 1,665 Disposal related costs 11 - 1,228 1,239 Adjusted non-GAAP operating profit 68,771 23,650 (9,202) 83,219 Depreciation 14,281 3,288 - 17,569 Adjusted EBITDA (1) 83,052$ 26,938$ (9,202)$ 100,788$ Digital Media Cybersecurity and Martech Corporate Total

16 Q1 2021 Reconciliation of GAAP to Adjusted EBITDA (1) 1. Figures are adjusted non-GAAP; and includes the divested assets through the date of their respective divestiture NOTE 1: Table above excludes certain intercompany allocations

17 Reconciliation of Non-GAAP to Pro-Forma 1. Adjustments for excluded assets consist of certain Voice assets in the United Kingdom that were sold in February 2021, and the certain assets of the Company’s B2B Backup business, which were sold in September 2021 $ in MM, except for per share amounts Q1 2021A Q1 2022A Revenues Stated Revenues $311.7 $315.1 Adjustments (1) ($12.6) $0.0 Total Adjusted Pro-Forma Revenue $299.1 $315.1 EBITDA Stated EBITDA $100.7 $100.8 Adjustments (1) ($4.8) $0.0 Total Adjusted Pro-Forma EBITDA $95.9 $100.8 EPS Stated Diluted non-GAAP EPS $1.24 $1.23 Adjustments (1) ($0.05) $0.00 Total Adjusted Pro-Forma EPS $1.19 $1.23